Exhibit 10.1
FIRST AMENDMENT TO
EXTERRAN PARTNERS, L.P. LONG-TERM INCENTIVE PLAN
     This FIRST AMENDMENT to Exterran Partners, L.P. Long-Term Incentive Plan (this “First Amendment”) is made as of the 25th day of February, 2008, by Exterran GP LLC, a Delaware limited liability company (the “Company”), the general partner of Exterran General Partner, LP, a Delaware limited partnership, which is the general partner of Exterran Partners, L.P., a Delaware limited partnership. Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings ascribed to them in the Plan (as that term is defined below).
RECITALS
     WHEREAS, the Company authorized that certain Universal Compression Partners, L.P. Long-Term Incentive Plan on October 16, 2006 (the “Plan”); and
     WHEREAS, pursuant to Section 7(a) of the Plan, the Company desires to amend the Plan as set forth herein effective as of the date hereof;
     NOW THEREFORE, the Company agrees as follows:
     1. Name of Plan. The name of the Plan shall be amended to “Exterran Partners, L.P. Long-Term Incentive Plan.”
     2. References to Companies. All references in the Plan to (i) “Universal Compression Partners, L.P.” shall be amended to refer to “Exterran Partners, L.P.;” (ii) “UCO GP, LP” shall be amended to refer to “Exterran GP LLC;” (iii) “UCO General Partner, LP” shall be amended to refer to “Exterran General Partner, LP;” (iv) “Universal Compression Holdings, Inc.” shall be amended to refer to “Exterran Holdings, Inc.” and (v) “UCH” shall be amended to refer to “Exterran.”
     3. Units. The first sentence of Section 4(a) shall be deleted and the following shall be substituted therefore:
    “Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan is 1,035,378.”
     4. General. Except for the provisions of the Plan that are expressly amended by this First Amendment, the Plan shall remain in full force without change.
[Signature begins on the following page.]

     IN WITNESS WHEREOF, this First Amendment has been duly executed by the Company as of the date first written above.

EXTERRAN GP LLC
By:
	Name:	Daniel K. Schlanger
	Title:	Senior Vice President, Chief Financial Officer and Director